Transforming mRNA science into healthy expression Corporate Presentation January 2020 Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements and Legal Disclaimers This presentation contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation and various remarks we make during this presentation contain forward-looking statements of the Company within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to: our plans, prospects, strategies and expectations for our business; the possible achievement of research and clinical development goals and milestones; our estimated cash, cash equivalents and short-term investments as of December 31, 2019; our belief that our cash, cash equivalents and short-term investments as of December 31, 2019 will enable us to fund our operating expenses and capital expenditure requirements into the second quarter of 2021; our plan to report data from the Phase 1/2 clinical trial of MRT5005 in the third quarter of 2020; our future research and development efforts; the potential benefits of our product candidates; our collaboration plans; our key milestones and the estimated timing for potentially achieving such milestones; and our future operating results and financial position. We use words such as “anticipate,” “believe,” “estimate,” “expect,” “hope,” “intend,” “may,” “milestone,” “plan,” “predict,” “project,” “target,” “potential,” “would,” “can,” “could,” “should,” “continue,” and other words and terms of similar meaning to help identify forward-looking statements, although not all forward-looking statements contain these identifying words. There are a number of important risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements. These risks and uncertainties include those inherent in pharmaceutical research and development, such as: adverse results in our drug discovery, preclinical and clinical development activities, our ability to enroll patients in our clinical trials, and the risk that any of our clinical trials may not commence, continue or be completed on time, or at all; decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies with respect to our development candidates; our ability to obtain, maintain and enforce intellectual property rights for our platform and development candidates; our potential dependence on collaboration partners; competition; our ability to obtain necessary financing to conduct our planned activities and to manage unplanned cash requirements; and general economic and market conditions. These and other risk factors are described in greater detail under the caption “Risk Factors” and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and in other filings that we may make with the SEC in the future. Any forward-looking statements contained in this presentation and various remarks we make during this presentation speak only as of the date hereof, and we expressly disclaim any obligation to update any forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

1st mRNA therapy in clinic for chronic disease Early encouraging clinical activity with ppFEV1 improvement Building off capabilities established for CF program 3 additional programs: primary ciliary dyskinesia idiopathic pulmonary fibrosis pulmonary arterial hypertension Preclinical data in multiple rare diseases LNPs to deliver mRNA to liver, as well as multiple other tissue types Industry-leading scale and process development to optimize purity and activity Potential to support commercial launch of CF Highly-Differentiated mRNA Therapeutics Company Cystic Fibrosis Pulmonary Focus Platform Manufacturing

Treating a monogenic disease with mRNA to replace a defective or missing protein MRT5005 Discovery program for additional CFTR protein/lipid approach Leveraging RNA and Delivery Expertise to Treat Pulmonary Diseases Treating a disease with mRNA and/or siRNA to address complex disease with multifaceted etiology Treating a disease with mRNA to produce a protein to activate signaling pathway Cystic Fibrosis Idiopathic Pulmonary Fibrosis (IPF) Pulmonary Ciliary Dyskinesia (PCD) Pulmonary Arterial Hypertension (PAH) Treating a monogenic disease with mRNA to replace a defective or missing protein

Unlocking the Power of RNA and Delivery to Expand Our Toolkit Delivery mRNA siRNA mRNA Engineered Proteins Delivery siRNA Foundational Technology Technology Expansion Wild Type Protein Wild Type Protein Protein Degradation

Translate Bio’s Broadly Applicable Platform Fuels Our Pipeline Focus Area Indication Route of Administration Discovery IND-Enabling Phase 1 / 2 Clinical Direct Therapeutics LUNG Cystic Fibrosis (CF) Inhalation Cystic Fibrosis (CF) Inhalation Idiopathic Pulmonary Fibrosis (IPF) Inhalation Primary Ciliary Dyskinesia (PCD) Inhalation Pulmonary Arterial Hypertension (PAH) Inhalation LIVER Undisclosed Intravenous OTHER RARE Undisclosed Various Vaccines LYMPHATIC Infectious Disease Undisclosed Immuno-Oncology Various MRT5005

Pulmonary Delivery of CFTR mRNA Cystic Fibrosis MRT Program

Weekly self-administered nebulization Significant improvements in lung function Halt the progressive decline in lung function Substantially reduce the frequency of pulmonary exacerbations Deliver mRNA encoding fully functional CFTR protein to the lung Initial development focused on patients non-amenable to CFTR modulators MRT5005, nebulized CFTR mRNA in a lipid particle Granted U.S. and EU Orphan Drug Designation Goals MOA Dosing Target Patient Population Product MRT5005: Designed to Address the Underlying Cause of CF Regardless of Mutation

13.6% 9.4% Genotyped Patients Eligible for Trikafta™ 66,580 patients ~$9.0B1 (2030) Genotyped Patients Eligible for Kalydeco® 11,750 patients $1.0B (actual sales in 2018) Genotyped Patients Not Amenable to Modulators 8,100 patients 77.0% Cystic Fibrosis Patients WW 86,430 patients in U.S., EU, Canada, and Australia registries Sources: 2018 U.S. CFF Patient Registry; 2017 ECFS Patient Registry. 1. Peak sales estimate from SVB Leerink, 22 Oct 2019 and 19 Mar 2019. Significant Number of Patients Lack Treatment Despite Trikafta Approval

13.6% 9.4% Genotyped Patients Eligible for Trikafta™ 66,580 patients ~$9.0B1 (2030) Genotyped Patients Eligible for but Potentially Not Taking Trikafta™ 2 Cannot tolerate, contraindicated No FEV1 response Low (0-5%) FEV1 response 57.2% Cystic Fibrosis Patients WW 86,430 patients in U.S., EU, Canada, and Australia registries 0.4% 2.6% 16.9% Sources: 2018 U.S. CFF Patient Registry; 2017 ECFS Patient Registry. 1. Peak sales estimate from SVB Leerink, 22 Oct 2019 and 19 Mar 2019. 2. N Engl J Med 2019; 381:1809-1819; Lancet. 2019 Nov 23;394(10212):1940-1948. Genotyped Patients Eligible for Kalydeco® 11,750 patients $1.0B (actual sales in 2018) Genotyped Patients Not Amenable to Modulators 8,100 patients Significant Number of Patients Lack Treatment Despite Trikafta Approval

PART A: Single Ascending Dose (SAD) Groups 8 mg 16 mg 24 mg 12 Patients Total Phase 1/2 Clinical Trial Design Design Randomized, double-blind, placebo-controlled, staggered dosing Each cohort: N=4 (3:1) Objective Evaluate safety and tolerability of single and multiple escalating doses of MRT5005 administered by nebulization Eligibility & Inclusion 18 years+ ppFEV1 ≥50% and ≤90% Patients with two Class I and/or Class II CFTR mutations 11 patients had at least one copy of the F508del mutation and 1 patient did not have a F508del mutation and was considered non-amenable to CFTR modulator treatment 7 of the 12 patients were taking an approved CFTR modulator through screening, dosing and follow-up PART B: Multiple Ascending Dose (MAD) Groups 5 weekly doses Ongoing

Positive Interim Results: First-in-Human Phase 1/2 Clinical Trial of MRT5005 in Patients with CF First mRNA therapeutic administered for a chronic disease and first to be administered via inhalation Generally well-tolerated at low- and mid-dose levels; No serious adverse events reported at any dose level Marked increases in ppFEV1* after single MRT5005 dose, primarily at mid-dose level Increases in ppFEV1 observed in patient with mutations not amenable to CFTR modulators; increases also observed in patients on stable background of CFTR modulators Findings support exploration of two additional dose cohorts * ppFEV1: percent predicted forced expiratory volume in one second

Marked Increases in ppFEV1 Observed After Single Dose of MRT5005, Primarily at Mid-Dose Mean Absolute Change from Baseline in ppFEV1 Patients in the 16 mg dose demonstrated: Mean maximum increase from baseline of 15.7% Individual maximal ppFEV1 increases of 11.1%, 13.6% and 22.2% 2 of the 3 had a stable CFTR modulator treatment regimen the third had genotype non-amenable to CFTR modulator treatments Increases in ppFEV1 were higher than expected based on known variability of ppFEV1 Time course of ppFEV1 improvements potentially support a CFTR-related mechanism Data suggest MRT5005 can enable production of functional protein In the 8-day post-dosing period: Mean (SD) Change from Baseline ppFEV1%

Rapid FEV_1 Increases Correlate with Time Course of CFTR Protein Expression



Biosynthesis & Maturation of CFTR ***(Riordan JR 2008)***		**0 minutes** CFTR mRNA transcription *($t_{1/2}$=13-24 hours)*	**5-10 minutes** Translation and core glycosylation, complete	**30 minutes** Final high molecular weight glycosylation	**2 hours** Cell surface functional CFTR *($t_{1/2}$=12-24 hours)*
	Lung tissue lysates		*Bronchial epithelium*		
MRT5005 Preclinical Data	**0 minutes** Rodents nebulized	**30 minutes** mRNA detectable by qPCR *($t_{1/2}$=61 hours)*	**2 hours** mRNA detectable by ISH*	**2 hours** CFTR protein detectable by IHC**	**48 hours** • CFTR protein peak staining intensity • CFTR protein detectable out to 7-28 days
MRT5005 Phase 1/2 SAD Data	**0 minutes** MRT5005 administered via nebulizer				**Maximal FEV1 increases seen at Day 1 (8h), Day 2, Day 3 or Day 8**

**In situ hybridization (ISH) **Immunohistochemistry (IHC)*

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January 2020

Translate BIO

How Much CFTR Do You Need to be Effective?


Healthy Subjects
100%
50%
0%
CFTR Function %
Obligate Heterozygotes
CF-related Disease
Cystic Fibrosis
No Symptoms

CFF, NACFC 2018; *Linear regression for illustrative purposes only*

CFTR delivery to 25% of the lung surface epithelial cells restores normal mucus transport rates *in vitro*

Zhang L et al. PLoS Biol 2009

CFTR expression of ~20% corrects CF chloride ion transport defect *in vitro*

Farmen SL et al. Am J Physiol Lung Cel 2005

15 January 2020 TranslateBIO

Approved CFTR Modulators Have Shown ppFEV1 Increases from 2-14% * Patients received Symdeko® during a 4-week run-in period and were then randomized to receive Trikafta™ or Symdeko® during a 4-week double-blind treatment period.

Safety: MRT5005 Generally Well-Tolerated at Low- and Mid-Dose Levels No SAEs at any dose Most common AEs – cough, headache Generally well-tolerated at low- and mid-dose levels Primarily at high dose, patients experienced transient, mild-moderate febrile reactions Occurred ~4-10 hours post dosing Symptoms resolved within 24 hours All patients discharged from study center on Day 2 as planned * Occurred at Day 25 and Day 27 Treatment Emergent Adverse Events (TEAEs) through Day 29 Pooled Placebo (N=3) MRT5005 8 mg (N=3) MRT5005 16 mg (N=3) MRT5005 24 mg (N=3) Overall TEAEs 11 28 25 33 Not Related 9 11 9 10 Related 2 17 16 23 TEAEs by Severity Mild 11 23 24 21 Moderate 0 5 1 12 Severe 0 0 0 0 Serious TEAEs 0 0 0 0 TEAEs Leading to Discontinuation 0 0 0 0 TEAEs Resulting in Death 0 0 0 0 TEAEs Classified as Pulmonary Exacerbation 0 0 0 2*

Updated Phase 1/2 Clinical Trial Protocol: Findings Support Exploration of Two Additional Dose Cohorts Up to 16 Patients 8 Patients Total Select dose level Select dose level PART B EXPANSION: Multiple Ascending Dose (MAD) Groups 5 weekly doses PART A: Single Ascending Dose (SAD) Groups 8 mg 16 mg 24 mg 20 mg 16 Patients Total PART B: Multiple Ascending Dose (MAD) Groups 5 weekly doses 8 mg 16 mg 12 mg Optional 20 mg Protocol Changes SAD: Add 20 mg dose MAD: Add 12 mg and 20 mg No 24 mg dose MAD Part B expansion: enroll additional patients at MAD doses of interest (in lieu of originally planned Part C) Protocol changes

Interim Data from Phase 1/2: First mRNA Therapeutic for Cystic Fibrosis ppFEV1 Safety Marked increases in ppFEV1 within the 8 days after treatment in 4 patients, including all 3 patients in 16 mg dose group Early improvement in ppFEV1 suggests MRT5005 crossing the mucus layer enabling production of functional CFTR protein ppFEV1 increases observed in “non-amenable patient” and in patients on modulator regimens No serious adverse events at any dose level Most common adverse events: cough and headache Generally well-tolerated at the low- and mid-dose levels Primarily at high dose: transient, mild to moderate febrile reactions

Discovery Efforts Driving Future Pipeline Programs

Focused Innovation with Pulmonary Delivery Inhalation may provide local efficacy while minimizing systemic toxicity 83,000 diagnosed cases of IPF in the U.S.2 Opportunity to address a range of protein targets to potentially reverse the disease 53,000 diagnosed cases of PAH in the U.S.2 Idiopathic Pulmonary Fibrosis (IPF) Pulmonary Ciliary Dyskinesia (PCD) Pulmonary Arterial Hypertension (PAH) Potential to restore ciliary function by providing instructions to make wildtype protein 16,000 diagnosed cases of PCD in the U.S.1 1DelveInsight, 2 Datamonitor PCD protein expression Control siRNA Target Expression

Progress in Sanofi Pasteur Vaccine Collaboration mRNA Production LNP Production Multiple Disease Programs Screened several infectious disease targets Multiple grams of mRNA produced for preclinical studies Large scale process development complete for lead mRNA constructs Over a dozen different structurally-unique lipid families produced and tested Hundreds of formulations tested with multiple leads applied towards disease targets Lead formulation optimization completed with large scale LNP process development underway Lead mRNA and LNP candidates tested across several infectious disease targets Comprehensive rodent and non-human primate studies complete across a number of programs Robust titers observed for all antigens tested

Robust Approach to Generating and Validating Next-generation Delivery Technologies High-throughput parallel synthesis for efficient library production with different structural cores and testing in vivo Prototype established for high-throughput LNP production Dan Anderson (MIT): Collaboration dating back to 2009 Additional university collaborations with high-profile chemists and biomedical engineers Formulation optimization: New processes Novel compositions Structure-activity relationship (SAR)-based approach for multiple ROAs In-House Lipid Production Collaborations Delivery Platform Development

MRT5005 (CF) Report data from MAD portion of Phase 1/2 clinical trial and additional 20 mg SAD dose group 3Q 2020 Anticipated Milestones Over Next 18 Months Pipeline Programs Sanofi Pasteur collaboration: advance lead candidate towards IND CF discovery: preclinical safety, protein expression, duration of expression for development candidate selection IPF: preclinical proof of concept to support development candidate selection PCD: preclinical proof of concept (restoration of cilia function) to select lead PCD program PAH: evaluate and validate target for PAH Platform Identify next-generation LNP to support liver, lung and additional disease program development Continue to evaluate promising liver targets Advance mRNA protein degradation technology $188.7 M Cash, cash equivalents and short-term investments Funding expected into 2Q 2021 as of 12/31/19 (unaudited) Expected

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